Exhibit 10.17(p)

AMENDMENT No. 16 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 16 to Purchase Agreement DCT-025/2003, dated as of January 31, 2013 (“Amendment 16”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 16 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 16 and the Purchase Agreement, this Amendment 16 shall control.
WHEREAS, Buyer and Embraer have agreed to change the Contractual Delivery Month of Aircraft #58.
NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

1.1	The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:
“

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 16 to Purchase Agreement DCT-025/2003    Page 1 of 1

COM0042-1311

Exhibit 10.17(p)

AMENDMENT No. 16 TO PURCHASE AGREEMENT DCT-025/2003

Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/15
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/15
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/15
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/15
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/15
6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/15
7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/16
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/16
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/16
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/16
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/16
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/16
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/16
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/16
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/17
16	[***]/06	38	[***]/09	60	[***]/13	82 (***)	[***]/17
17	[***]/06	39	[***]/09	61	[***]/13	83 (***)	[***]/17
18	[***]/06	40[***]	[***]/09	62	[***]/13	84 (***)	[***]/17
19	[***]/06	41[***]	[***]/09	63	[***]/13	85 (***)	[***]/17
20	[***]/06	42	[***]/09	64	[***]/13	86 (***)	[***]/18
21	[***]/06	43	[***]/09	65	[***]/14	87 (***)	[***]/18
22	[***]/06	44[***]	[***]/09	66	[***]/15	88 (***)	[***]/18

(**) Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.
(***) Postponed Aircraft”
All other terms and conditions of the Purchase Agreement (including Amendment No. 15 of the Purchase Agreement), which are not specifically amended by this Amendment 16, shall remain in full force and effect without any change.
[SIGNATURE PAGE FOLLOWS]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 16 to Purchase Agreement DCT-025/2003    Page 2 of 2

COM0042-1322

Exhibit 10.17(p)

AMENDMENT No. 16 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 16 to the Purchase Agreement to be effective as of the date first written above.
Embraer S.A.    JetBlue Airways Corporation
By:    /s/ Artur Coutinho        By:    /s/ Mark D. Powers
Name:    Artur Coutinho        Name:    Mark D. Powers
Title:    COO – Chief Operating Officer        Title:    Chief Financial Officer
By:    /s/ Flávio Rímoli
Name:    Flávio Rímoli
Title:    Executive Vice President

    Corporate Services
Date:    February 21, 2013        Date:    February 12, 2013
Place:    São José dos Campos, SP        Place:    Long Island City, NY
Witness:    /s/ Fabiola Neri Tocci Moreira        Witness:    /s/ Ursula L. Hurley
Name:    Fabiola Neri Tocci Moreira        Name:    Ursula L. Hurley

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 16 to Purchase Agreement DCT-025/2003    Page 3 of 3

COM0042-1333